Rule 497(e)

File No. 333-191151

CALAMOS ETF TRUST

Calamos Bitcoin Structured Alt Protection ETF – Month TBD 1, Calamos Bitcoin Structured Alt Protection ETF – Month TBD 2, Calamos Bitcoin Structured Alt Protection ETF – Month TBD 3 and Calamos Bitcoin Structured Alt Protection ETF – Month TBD 4

(the “Funds”)

This supplement provides new and additional information that affects information contained in each Fund’s Prospectus and should be read in conjunction with each Fund’s Prospectus.

Effective September 26, 2024, shares of the Calamos Bitcoin Structured Alt Protection ETF – Month TBD 1, Calamos Bitcoin Structured Alt Protection ETF – Month TBD 2, Calamos Bitcoin Structured Alt Protection ETF – Month TBD 3 and Calamos Bitcoin Structured Alt Protection ETF – Month TBD 4 are not available for purchase by new investors until further notice.